UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

ARTHROCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34607	94-3180312
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

7000 West William Cannon, Building One

Austin, TX  78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On March 13, 2014, the Federal Trade Commission informed ArthroCare Corporation, a Delaware corporation (the “Company” or “ArthroCare”) that it had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the Company’s proposed merger with Smith & Nephew, Inc., a Delaware corporation (“Parent” or “Smith & Nephew”), Rosebud Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent, and Smith & Nephew plc, an English public limited company. The proposed merger remains subject to certain other closing conditions, including approval by ArthroCare stockholders and UK and German regulatory approvals.

Additional Information and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew.  ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which are available on the SEC’s website at www.sec.gov.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: March 14, 2014
	By:	/s/ David Fitzgerald
David Fitzgerald
President and Chief Executive Officer